UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2017

Simlatus Corp.
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company’s Telephone Number)
☐ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2017, the Company entered into a Settlement Agreement with Rockwell Capital Partners, wherein Rockwell agreed to purchase a number of outstanding debts, in the total amount of $81,163.25, pursuant to a Claims Purchase Agreement and an order of the Court, following a Fairness Hearing under Section 3(a)(10) of the Securities Act of 1933 (the “Act”).

Pursuant to the Order of the Court, Shares of Common Stock shall be issued to Rockwell in exchange of the debt, and pursuant to the Order.

On March 1, 2017, an Order was entered by the Twelfth Judicial Circuit Court in and for Sarasota County, Florida, approving the Settlement Agreement and Stipulation regarding the sale of Shares under Section 3(a)(1) of the Act.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No.         Description

10.1                      Settlement Agreement between Rockwell Capital Partners and Simlatus Corporation
10.2                      Order of the Twelfth Circuit Court in and for Sarasota County, Florida

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2017

Simlatus Corporation

/s/Gary B. Tilden
__________________________________
By: Gary B. Tilden, CEO and Secretary